EXHIBIT 99.2
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The Company reports its financial results in accordance with generally accepted accounting principles (GAAP). However, management believes that certain non-GAAP performance measures, ratios and trends used in managing the business, may provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. Management believes that these non-GAAP measures can provide meaningful reflection of underlying trends of the business. See the tables below for supplemental financial data and corresponding reconciliations to GAAP financial measures for the year 1998 and 2003. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP.
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THE COCA-COLA COMPANY
RECONCILIATION OF OPERATING INCOME ADJUSTED FOR CURRENCY AND ITEMS IMPACTING RESULTS
(In millions)

                                                                                                                       Ongoing,
                                                                                                     Currency          Currency
                                                                     1998       2003      CAGR*       Impact          Neutral CAGR
                                                                     --------------------------------------------------------------
North America
-------------
 Reported operating income                                         $ 1,391     $ 1,198       -3%
 Impairments of certain assets                                          25
 Adoption of SFAS 123 "Accounting for Stock-Based Compensation"                    127
 Charges related to streamlining initiatives                                       273
-----------------------------------------------------------------------------------------------------------------------------------
Operating income adjusted for currency and items
impacting results                                                  $ 1,416     $ 1,598        2%             0%                2%
-----------------------------------------------------------------------------------------------------------------------------------

Africa
------
 Reported operating income                                         $   261     $   249       -1%
 Adoption of SFAS 123 "Accounting for Stock-Based Compensation"                     26
 Charges related to streamlining initiatives                                        12
-----------------------------------------------------------------------------------------------------------------------------------
Operating income adjusted for currency and items
impacting results                                                  $   261     $   287        2%             6%                8%
-----------------------------------------------------------------------------------------------------------------------------------

Asia
----
 Reported operating income                                         $ 1,343     $ 1,690        5%
 Adoption of SFAS 123 "Accounting for Stock-Based Compensation"                     55
 Charges related to streamlining initiatives                                        18
-----------------------------------------------------------------------------------------------------------------------------------
Operating income adjusted for currency and items
impacting results                                                  $ 1,343     $ 1,763        6%            -1%                5%
-----------------------------------------------------------------------------------------------------------------------------------

Europe, Eurasia & Middle East
----------------------------
 Reported operating income                                         $ 1,617     $ 1,908        3%
 Adoption of SFAS 123 "Accounting for Stock-Based Compensation"                     54
 Charges related to streamlining initiatives                                       183
-----------------------------------------------------------------------------------------------------------------------------------
Operating income adjusted for currency and items
impacting results                                                  $ 1,617     $ 2,145        6%             0%                6%
-----------------------------------------------------------------------------------------------------------------------------------

Latin America
-------------
 Reported operating income                                         $ 1,048     $   970       -2%
 Impairments of certain assets                                                      12
 Adoption of SFAS 123 "Accounting for Stock-Based Compensation"                     24
 Charges related to streamlining initiatives                                         8
-----------------------------------------------------------------------------------------------------------------------------------
Operating income adjusted for currency and items
impacting results                                                  $ 1,048     $ 1,014       -1%             9%                8%
-----------------------------------------------------------------------------------------------------------------------------------

Worldwide**
---------
 Reported operating income                                         $ 4,967     $ 5,221        1%
 Impairments of certain assets                                          73          12
 Adoption of SFAS 123 "Accounting for Stock-Based Compensation"                    399
 Gain on vitamin settlement                                                        (52)
 Charges related to streamlining initiatives                                       561
-----------------------------------------------------------------------------------------------------------------------------------
Operating income adjusted for currency and items
impacting results                                                  $ 5,040     $ 6,141        4%             2%                6%
-----------------------------------------------------------------------------------------------------------------------------------

*Compounded Annual Growth Rate
**Includes Corporate

--------------------------------------------------------------------------------
The Company reports its financial results in accordance with generally accepted accounting principles (GAAP). However, management believes that certain non-GAAP performance measures, ratios and trends used in managing the business, may provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. Management believes that these non-GAAP measures can provide more meaningful reflection of underlying trends of the business because it provides a comparison of historical information that excludes certain items that impact the overall comparability due to the fact that these items do not represent results from the fundamental operations of the Company. Further, the timeframe used is to provide historical perspective to investors. See the Table below for supplemental financial data and corresponding reconciliations to GAAP financial measures for the fourteen year period from 1990 to 2003. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP.
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THE COCA-COLA COMPANY
RECONCILIATION OF ONGOING DILUTED EARNINGS PER SHARE


                                                                                                                     CAGR **
                                                                                                               --------------------
              1990   1991   1992   1993   1994   1995   1996   1997   1998   1999   2000   2001   2002   2003  1990-1997  1997-2003
              ---------------------------------------------------------------------------------------------------------------------

Reported
Diluted
Earnings
Per Share     $0.50  $0.60  $0.62  $0.83  $0.98  $1.17  $1.38  $1.64  $1.42  $0.98  $0.88  $1.60  $1.23  $1.77     18%        1%

Gains         (0.01) (0.01)        (0.04)        (0.02) (0.20) (0.20) (0.04)        (0.05) (0.02) (0.01) (0.01)
Charges        0.01   0.01          0.02          0.02   0.18   0.02   0.02   0.38   0.77   0.08   0.07   0.20
Accounting
Changes                      0.09                                                                  0.48   0.13
-----------------------------------------------------------------------------------------------------------------------------------
Ongoing
Diluted
Earnings
Per Share*    $0.50  $0.60  $0.71  $0.81  $0.98  $1.17  $1.36  $1.46  $1.40  $1.36  $1.60  $1.66  $1.77  $2.07     17%        6%
===================================================================================================================================

* Per share amounts may not add due to rounding.
** Compounded Annual Growth Rate

1990
----
Gain
----
Gain on our investment in BCI Securities L.P. - $0.01 per share.

Charge
------
Charges related to United States soft drink business - $0.01 per share.

1991
----
Gains
-----
Gain on sale of property in Japan - $0.01 per share.

Charges
-------
Share of restructuring charges recorded by Coca-Cola Enterprises Inc. (CCE)
  - $0.01 per share.

1992
----
Accounting Change
-----------------
Transition charge related to the change in accounting for postemployment benefits - $0.09 per share.

1993
----
Gains
-----
Change in US tax law which reduced full year income - $0.02 per share.
Gain from the sale of citrus groves in the United States - $0.01 per share. Gain from the sale of real estate in Japan - $0.01 per share.

Charges
-------
Provisions to increase efficiencies in the United States, Greater Europe, and
  Corporate - $0.01 per share.
Share of restructuring charges recorded by Coca-Cola Beverages Ltd. - $0.01 per share.

1995
----
Gain
----
Noncash gain on the issuance of stock by Coca-Cola Amatil Limited (CCA)
  - $0.02 per share.

Charge
------
Provisions related to increase efficiencies in the North America and Greater
  Europe - $0.02 per share.

1996
----
Gains
-----
Noncash gain from a tax settlement with the IRS - $0.13 per share.
Noncash gain on the issuance of stock by Coca-Cola Erfrischungsgetraenke AG
  (CCEAG) - $0.04 per share.
Noncash gain on the issuance of stock by CCA - $0.03 per share.

Charges
-------
Curtailment of concentrate shipments - approximately $0.08 per share.
Provisions related to management's strategic plans to strengthen our worldwide system - $0.07 per share.
Charge for our decision to contribute to the corpus of The Coca-Cola Foundation, a not-for-profit charitable organization - $0.01 per share.
Impairment charge to recognize Project Infinity's impact on existing information systems - $0.02 per share.


continued

1997
----
Gains
-----
Gain on sale of Coca-Cola Schweppes Beverages Ltd. to CCE - $0.08 per share. Noncash gain on the issuance of stock by CCA - approximately $0.08 per share. Gain on sale of Coca-Cola Beverages Ltd of Canada and The Coca-Cola Bottling
  Company of New York to CCE - $0.04 per share.

Charges
-------
Provisions related to enhancing manufacturing efficiencies in North America -
  $0.02 per share.

1998
----
Gain
----
Gain on sale of our Italian bottling operations in northern and central Italy to Coca-Coca Beverages - $0.03 per share.
Noncash gain on the issuance of stock by CCEAG - $0.01 per share.

Charges
-------
Provisions related to impairment of certain assets in North America and Corporate - $0.02 per share.

1999
----
Charges
-------
Charges related to impairment of certain bottling, manufacturing and intangible assets - $0.31 per share.
Impact of European product withdrawal - approximately $0.06 per share.
Share of charges recorded by equity investees in countries such as Venezuela and the Philippines - $0.01 per share.

2000
----
Gains
-----
Gain related to the merger of Coca-Cola Beverages and Hellenic Bottling Company
  S.A. - $0.05 per share.

Charges
-------
Charges related to the costs associated with a major organizational realignment
  - $0.24 per share.
Share of charges recorded by equity investees - $0.19 per share.
Charges related to the impairment of certain bottling, manufacturing and intangible assets, primarily within our Indian bottling operations -
  $0.16 per share.
Planned concentrate inventory reduction by certain bottlers - approximately
  $0.12 per share.
Charges related to the settlement terms of a class action discrimination lawsuit
  - $0.05 per share.
Incremental marketing expense in Central Europe - $0.01 per share.

2001
----
Gain
----
Noncash gain on the issuance of stock by one of our equity investees, CCE
  - $0.02 per share.

Charge
------
Incremental marketing expense in the United States, Japan and Europe
  - $0.08 per share."

2002
----
Gain
----
Share of the gain related to the sale of Cervejarias Kaiser Brazil, Ltda.
  - $0.01 per share.

Charges
-------
Write-down of certain investments primarily related to Latin America
  - $0.06 per share.
Share of impairment and restructuring charges taken by certain investees in Latin America - $0.01 per share.

Accounting Changes
------------------
Adoption of SFAS No. 142 "Goodwill and Other Intangible Assets"
  - $0.37 per share.
Adoption of SFAS No. 123 "Accounting for Stock-Based Compensation" using the modified prospective method as described in SFAS No. 148 "Accounting for Stock-Based Compensation - Transition and Disclosure" - $0.11 per share.

2003
----
Gains
-----
Gain related to the litigation settlement - $0.01 per share.

Charges
-------
Charges related to the costs associated with the streamlining initiatives
  - $0.15 per share.
Write-down of certain investments primarily related to Latin America
  - $0.05 per share.

Accounting Changes
------------------
Adoption of SFAS No. 123 "Accounting for Stock-Based Compensation" using the modified prospective method as described in SFAS No. 148 "Accounting for Stock-Based Compensation - Transition and Disclosure" - $0.13 per share.

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The Company reports its financial results in accordance with generally accepted accounting principles (GAAP). However, management believes that certain non-GAAP performance measures, ratios and trends used in managing the business, may provide users of this financial information additional meaningful reflection of underlying trends of the business. See the table below for supplemental financial data and corresponding reconciliations to GAAP financial measures for the five year period from 2000 to 2004. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP.
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THE COCA-COLA COMPANY
RECONCILIATION OF CASH FLOWS*
(In billions)


                                                          Total
                                                      2000-2004E**
                                                      ------------
Net cash used in investing activities                      $  5.2
Less: Purchases of PPE                                        4.0
                                                           ------

Net cash used in investing activities excluding
 purchases of property, plant and equipment                   1.2  (A)
                                                           ------

Net cash used in financing activities                        14.3
Less: Purchases of stock for treasury                         4.5
Less: Dividends                                              10.0
                                                           ------
Net cash used in financing activities excluding
 shares repurchased and dividends paid                       (0.2) (A)
                                                           ------
Effect of Exchange Rate Changes on Cash and
Cash Equivalents                                             (0.1) (A)
                                                           ------

Increase in cash during the year                              4.2  (A)
                                                           ------

Sum of acquisitions, debt restructuring and other          $  5.1   Sum of (A)
                                                           ======



* Relates to slides entitled "Strong Cash Flows are Expected to Continue." ** 2004E based on full year 2004 estimates.